UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004

ALLIANCE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

14280 Park Meadow Drive #350
Chantilly, Virginia 20151

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 814-7200

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Alliance Bankshares Corporation press release dated March 19, 2004

Item 12. Results of Operations and Financial Condition.

     On March 19, 2004, Alliance Bankshares Corporation issued a press release announcing fourth quarter and annual results for the periods ending December 31, 2003. A copy of the company’s press release is hereby furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alliance Bankshares Corporation
(Registrant)
By:	/s/ Paul M. Harbolick, Jr.

Paul M. Harbolick, Jr.
Executive Vice President & Chief Financial
Officer

Date: March 22, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Alliance Bankshares Corporation press release dated March 19, 2004.